--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
--------------------------------------------------------------------------------

  DIRECTORS:
  Juan Gallardo T. -- Chairman
  Philip Caldwell
  Jose Luis Gomez Pimienta
  Claudio X. Gonzalez
  Robert L. Knauss
  Agustin Santamarina V.
  Jaime Serra Puche

  OFFICERS:
  Jose Luis Gomez Pimienta -- President
  Samuel Garcia-Cuellar -- Secretary
  Allan S. Mostoff -- Assistant Secretary
  Sander M. Bieber -- Assistant Secretary
  Carlos H. Woodworth -- Treasurer

  INVESTMENT ADVISER --
  Impulsora del Fondo Mexico, S.A. de C.V.

  CUSTODIAN AND TRUSTEE --
  Bancomer, S.A.

  TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

  COUNSEL --
  Dechert Price & Rhoads
  Creel, Garcia-Cuellar y Muggenburg, S.C.

  This report, including the financial statements herein, is transmitted to shareholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.
--------------------------------------------------------------------------------

 ---------------------------------
  ------------------------------
  ----------------------------

                      [LOGO OF MEXICO FUND APPEARS HERE]


                                   THE MEXICO
                                   FUND, INC.

                                  (Unaudited)
    ----------------------
                               Semi-Annual Report
                                 April 30, 1997
  ----------------------------
  ------------------------------
                             www.themexicofund.com

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
HIGHLIGHTS

 . The Fund's second quarter of fiscal 1997 ended April 30, 1997.

 . In early June, 1997, President Zedillo and Guillermo Ortiz, Secretary of Fi-nance and Public Credit, disclosed a new economic program, known as Pronafide. One of the main objectives of the Pronafide is to reduce the risk of periodic economic crises by increasing the levels of domestic savings.

 . During the first quarter of calendar 1997, Mexico's gross domestic product
  (GDP) increased 5.1% in real terms, compared with the same period one year earlier.

 . Mexico's inflation rate for the twelve months ended May 31, 1997 amounted to 21%,compared with 28% for the twelve-month period ended December 31, 1996.

 . The rate of exchange of the Mexican peso against the US dollar continued to perform in a stable manner during this fiscal quarter, and ended at a level of Ps. 7.935.

 . Interest rates of the 28-day Cetes (Treasury Bills) declined from 21.9% at the end of January 1997, to 19.7% at the end of this second fiscal quarter.

 . The Mexican Stock Exchange (Bolsa) index has reached new historical levels and increased 18% in US dollar terms during the first half of fiscal 1997.

 . The Fund has implemented an Internet page to improve communications with shareholders and the investing public. The Fund's Web site is located at WWW.THEMEXICOFUND.COM.

 . During the first half of fiscal 1997, the Fund's net asset value (NAV) and price per share increased 16% and 13%, respectively.

 . The Fund's per share discount between market price and NAV ended April 1997 at a level of 21%.

 . Total volume of Fund shares traded on all US consolidated markets during the first half of fiscal 1997 amounted to 32 million shares, compared with 49.7 million shares outstanding.

 . The Fund's Board of Directors declared a dividend of 12 cents per share, pay-able on July 31, 1997, to shareholders of record on June 30, 1997.

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-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
TO OUR SHAREHOLDERS:
-------------------------------------------------------------------------------

ECONOMIC COMMENTS.

 On June 3, 1997, President Zedillo and Guillermo Ortiz, Secretary of Finance and Public Credit, announced the implementation of the National Development Financing Program (Pronafide, for its Spanish acronym). The Pronafide is in-tended to stimulate the levels of domestic savings, investment and financing in Mexico in order to support GDP growth rates of between 5% and 6%, achieve annual inflation rates of less than 10% by the year 2000 and reduce the risk of periodic economic crises. The Pronafide is intended to increase the level of total savings from a current level of approximately 22% of GDP to more than 25% of GDP by the year 2000, of which 22% would be domestic savings and 3% would be foreign investment. The program also calls for the creation of around one million new jobs per year and incorporates public and private policies that will extend until the year 2000, and has been well received domestically and internationally.

 During the first quarter of calendar 1997, the Mexican GDP increased 5.1% in real terms, compared with the same period of 1996. The most dynamic sector of the economy was the industrial sector, which registered an increase of 6.3%, and within this sector, construction and manufacturing increased by 8.8% and 6.2%, respectively. The services sector, which represents around 70% of the country's GDP, increased 5.0%, and within this sector, the commerce, restau-rant and hotel industries grew 5.6%. The agriculture, livestock and forestry sector was the slowest growing sector, with a real increase of 1.6%.

 The Mexican trade balance continues to register surpluses, but at lower lev-els than those observed during 1996. During the first four months of calendar 1997, the Mexican trade account registered a surplus of $1.56 billion, 44% lower compared with that achieved during the same period of 1996. The reason for this trade surplus decline is the faster growth rate of imports compared with exports. During this four-month period, total imports increased by 21% to $32.63 billion, while total exports increased 15% to $34.19 billion. The dy-namic performance of the economy, previously discussed, explains this recovery in the growth of imports, since the most important component of imports are capital goods. Mexico is today the third largest commercial partner of the United States, after Canada and Japan.

 Domestic inflation rates, which are measured by the increase of the consumer price index (CPI), calculated by Banco de Mexico (central bank) have continued to show a declining trend. For the twelve months ended May 31, 1997, the in-flation rate registered a level of 21%, compared with 52% and 28% during 1995 and 1996, respectively. The annual inflation target set by the Mexican author-ities for the end of 1997 is approximately 15%.

 Domestic interest rates have performed in a stable manner. The yield paid on the 28-day Cetes (treasury bills) started this second fiscal quarter at 21.91%, reached a minimum level of 18.59% and closed the same period at 19.71%. By the end of May 1997, the interest rate paid by the 28-day Cetes further declined to 18.07%.

 The relative stability observed in the Mexican currency market continued dur-ing this fiscal quarter. The rate of exchange of the peso against the

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
dollar ended April 1997 at Ps. 7.935, 1.6% higher compared with the Ps. 7.807 registered at the end of the previous fiscal quarter. Gross international re-serves at Banco de Mexico increased by approximately $2.5 billion during this reporting period, to a level of $21.5 billion.

THE BOLSA AND FUND PERFORMANCE.

 During this second quarter of fiscal 1997, the Bolsa index remained almost unchanged as compared to the end of the previous fiscal period, increasing 3% in dollar terms to a level of 3,757 points. However, new historical levels of the Bolsa index were reached after the end of this reporting period, and by June 23, 1997, the Bolsa index recorded a level of 4,437 points, 19% higher in dollar terms compared with the end of January 1997.

 Following the performance of the Bolsa index during this second quarter of fiscal 1997, the Fund's NAV per share increased 1.7% to $20.07, while the mar-ket price of Fund shares decreased 1.6% to $15 7/8. However, similar to the trend of the Bolsa, the performance of the Fund improved after the end of this reporting period, and on June 23, 1997, the Fund's NAV and market price were 18% and 16% higher, respectively, compared with the end of January 1997.

 The total volume of Fund shares traded on all US consolidated markets amounted to 15.4 million shares during this second fiscal quarter, and for the twelve months ended April 30, 1997, the total volume amounted to 59.6 million shares, equivalent to 1.2 times the total number of outstanding shares.

 The Board of Directors has declared a dividend of 12 cents per share to shareholders of record on June 30, 1997, payable on July 31, 1997. This divi-dend is comprised entirely of net investment income and is subject to a 0% Mexican withholding tax rate.

DIVIDEND REINVESTMENT PLAN.

 The Fund's Dividend Reinvestment Plan (the "Plan") provides a convenient way to increase your holdings in the Fund's common stock through the reinvestment of net investment income and capital gains distributions. Under the terms of the Plan, FUND SHAREHOLDERS ARE AUTOMATICALLY ENROLLED AS PARTICIPANTS IN THE PLAN. IF YOU DO NOT WISH TO PARTICIPATE IN THE PLAN, PLEASE CONTACT THE PLAN AGENT. If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

 AMERICAN STOCK TRANSFER & TRUST COMPANY
 Attention: Dividend Reinvestment Department
 40 Wall Street
 New York, NY 10005
 (212) 936-5100

COMMUNICATIONS WITH SHAREHOLDERS.

 For the benefit of the Fund's shareholders and the investing public, the Fund has implemented a Web site that contains, among other information, a daily up-date of the Fund's NAV per share, market price, discount or premium, and total net asset level. We invite shareholders and individuals interested in informa-tion about the Fund to consult this Web site at the following Internet ad-dress:

                             WWW.THEMEXICOFUND.COM

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 The Adviser prepares a Monthly Summary Report with information relating to the Fund, as well as other indicators of the Mexican economy and the Bolsa. This report is available, free of charge, on the Fund's Internet site, or by mail, if requested by writing to the Adviser at:

 IMPULSORA DEL FONDO MEXICO, S.A. DE C.V.
 77 Aristoteles St., 3rd Floor
 11560, Mexico, D.F.
 MEXICO

 Additionally, the Fund has made arrangements to improve communications with Fund shareholders and the investing public through a toll free telephone num-ber and a liaison office. Upon request, this office will be pleased to provide you with the Fund's current NAV, quarterly reports and other materials available from the Fund. The office will also be able to direct your inquiries regarding other Fund matters to the appropriate firms or individu-als. Please refer your information request to:

 GEORGESON & COMPANY INC.
 564 Manor Building - 13th Floor
 Pittsburgh, PA 15219
 (800) 224-4134

Sincerely yours:
/s/ Jose Luis Gomez   /s/ Juan Gallardo T.
JOSE LUIS GOMEZ       JUAN GALLARDO T.
PIMIENTA              Chairman of the Board
President
June 23, 1997

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      GERMAN INVESTORS ARE ADVISED THAT THE FUND HAS A GERMAN DOMESTIC TAX
                                REPRESENTATIVE:

                                     degab
                       Gesellschaft fur Anlageberatung mbH
                       Guiollettstr. 48
                       D-60325 Frankfurt am Main
                       Tel: 069-910-31830 (Herr Symmank)
                            069-910-31831 (Frau Meilinger-Gresser)
                       Fax: 069-910-31877
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                            SHAREHOLDER INFORMATION

   Daily NAV and market price for Fund shares are available on the Fund's Web site at www.themexicofund.com.

   Weekly comparative NAV and market price information about Fund shares is published each Monday in The Wall Street Journal, The New York Times, and other newspapers in a table called "Closed-End Funds". Daily market prices for the Fund's shares are published in the New York Stock Exchange Compos-ite Transactions section of newspapers under the designations "MexFd" or "MexicoFd". The Fund's New York Stock Exchange trading symbol is MXF. The Fund's shares are also listed and traded on the Third Section ("Freiverkehr") of the Stuttgart Stock Exchange.

   For current NAV information or copies of reports, call (800) 224-4134.
 For information about dividends and shareholder accounts, call Shareholder Services (212) 936-5100.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                 PERCENT
                         SHARES                                        VALUE     OF NET
 INDUSTRIES      DIV      HELD      COMMON STOCK (95.69%)    SERIES   (NOTE 1)   ASSETS
----------------------------------------------------------------------------------------
 CEMENT
  INDUSTRY              6,800,000 Apasco, S.A. de C.V.....      *   $ 40,448,645   4.05%
                       12,931,958 Cemex, S.A. de C.V......    CPO     42,373,145   4.25
                                                                    ------------  -----
                                                                      82,821,790   8.30
----------------------------------------------------------------------------------------
                                  Carso Global Telecom,
 COMMUNICATIONS    (a) 10,036,994  S.A. de C.V............     A1     31,243,069   3.13
                   (a)  1,268,200 Grupo Televisa, S.A.....    CPO     14,671,803   1.47
                                  Telefonos de Mexico,
                       10,000,000  S.A. de C.V............      A     20,793,951   2.08
                                  Telefonos de Mexico,
                       10,000,000  S.A. de C.V............      L     20,743,541   2.08
                                                                    ------------  -----
                                                                      87,452,364   8.76
----------------------------------------------------------------------------------------
                                  Consorcio ARA, S.A. de
 CONSTRUCTION      (a)    728,000  C.V....................      *      2,477,127   0.25
                                  Corporacion Geo, S.A. de
                   (a)  1,900,000  C.V....................      B      8,859,483   0.89
                                  Empresas ICA, Sociedad
                                   Controladora, S.A. de
                        1,791,332  C.V....................      *     26,638,586   2.67
                                                                    ------------  -----
                                                                      37,975,196   3.81
----------------------------------------------------------------------------------------
                                  Coca-Cola Femsa, S.A. de
 CONSUMER GOODS         4,430,000  C.V....................      L     15,576,181   1.56
                                  Fomento Economico
                        8,342,000  Mexicano, S.A. de C.V..      B     39,423,440   3.95
                                  Grupo BAFAR, S.A. de
                   (a)    940,000  C.V....................      B      1,599,244   0.16
                        3,053,000 Grupo Continental, S.A..    *CP     16,929,049   1.69
                                  Grupo Industrial Bimbo,
                   (a)  8,103,000  S.A de C.V.............      A     51,058,601   5.11
                                  Grupo Industrial Maseca,
                   (a) 27,097,000  S.A. de C.V............      B     26,499,398   2.66
                                  Grupo Modelo, S.A. de
                        9,275,000  C.V....................      C     56,339,635   5.65
                                  Jugos del Valle, S.A. de
                   (a)    818,000  C.V....................      B      1,263,854   0.13
                        6,275,000 Sistema Argos, S.A......      B      7,449,338   0.75
                                                                    ------------  -----
                                                                     216,138,740  21.66
----------------------------------------------------------------------------------------
 FINANCIAL                        Grupo Financiero Banamex
  GROUPS           (a)  7,078,450  Accival, S.A. de C.V...      B     15,182,762   1.52
                                  Grupo Financiero Banamex
                   (a)    470,944  Accival, S.A. de C.V...      L        943,669   0.09
                                  Grupo Financiero
                   (a) 25,000,009  Bancomer, S.A de C.V...      B      8,758,667   0.88
                                  Grupo Financiero
                   (a)    555,556  Bancomer, S.A de C.V...      L        166,632   0.02
                                  Grupo Financiero BBV-
                   (a) 54,327,000  Probursa, S.A. de C.V..      B      2,807,066   0.28
                                  Grupo Financiero
                        3,356,074  Inbursa, S.A. de C.V...      B     11,504,123   1.15
                                  Grupo Financiero
                                   Inverlat Recovery
                (a)(b)        --   Trust..................                   --    0.00
                                  Grupo Financiero
                                   InverMexico, S.A. de
                   (a)  9,985,554  C.V....................      B        679,546   0.07
                                  Grupo Financiero
                                   InverMexico, S.A. de
                   (a)    998,555  C.V....................      L         67,955   0.01
                                                                    ------------  -----
                                                                      40,110,420   4.02
----------------------------------------------------------------------------------------
 HOLDINGS              10,245,094 Alfa, S.A. de C.V.......      A     56,293,144   5.64
                        4,186,000 Cydsa, S.A..............      A     10,075,942   1.01
                   (a)  1,789,190 Desc, S.A. de C.V.......      A     11,274,039   1.13
                   (a)  6,506,190 Desc, S.A. de C.V.......      B     42,636,658   4.27
                   (a)    200,000 Desc, S.A. de C.V.......      C      1,293,006   0.13
                                  Grupo Carso, S.A. de
                        7,775,994  C.V....................     A1     44,980,230   4.51
                                  Grupo Imsa, S.A. de
                        1,644,000  C.V....................    UBC      3,957,202   0.40
                                  San Luis Corporacion,
                        2,666,000  S.A. de C.V............    CPO     15,421,474   1.54
                        3,998,237 Vitro, S.A..............      *     10,631,733   1.07
                                                                    ------------  -----
                                                                     196,563,428  19.70
----------------------------------------------------------------------------------------
 IRON & STEEL                     Altos Hornos de Mexico,
  INDUSTRY         (a)  5,250,000  S.A. de C.V............      *     10,758,034   1.08
                                  Grupo Simec, S.A. de
                   (a)  4,500,000  C.V....................      B        793,951   0.08
                        4,300,000 Hylsamex, S.A. de C.V...    BCP     18,804,031   1.88
                                  Industrias CH, S.A. de
                   (a)  1,540,000  C.V....................      B      5,434,152   0.54
                                  Tubos de Acero de
                   (a)    889,000  Mexico, S.A............      *     14,788,658   1.48
                                                                    ------------  -----
                                                                      50,578,826   5.06
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
SCHEDULE OF INVESTMENTS AS OF APRIL 30, 1997 (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------------------

                                                                                PERCENT
                      SHARES                                         VALUE      OF NET
 INDUSTRIES     DIV    HELD     COMMON STOCK (CONTINUED)   SERIES   (NOTE 1)    ASSETS
---------------------------------------------------------------------------------------
 MINING                         Grupo Mexico, S.A. de
  INDUSTRY      (a)   7,950,000  C.V....................      B   $ 27,752,363    2.78%
                                Industrias Penoles, S.A
                (a)   4,272,000  de C.V.................      *     20,027,524    2.01
                                                                  ------------  ------
                                                                    47,779,887    4.79
---------------------------------------------------------------------------------------
                                Kimberly-Clark de
 PAPER               21,787,000  Mexico, S.A. de C.V....      A     80,997,669    8.12
---------------------------------------------------------------------------------------
                                ACER Computec Latino
 RETAIL TRADE   (a)   1,600,000  America, S.A. de C.V...      *      5,262,760    0.53
                      6,718,501 Cifra, S.A. de C.V......      A     10,160,304    1.02
                     38,698,422 Cifra, S.A. de C.V......      B     59,498,519    5.96
                     16,232,807 Cifra, S.A. de C.V......      C     24,957,813    2.50
                                Controladora Comercial
                (a)  14,990,000  Mexicana, S.A. de C.V..    UBC     11,334,594    1.14
                (a)   1,300,000 ECE, S.A. de C.V........      *      1,769,376    0.18
                                Grupo Corvi, S.A. de
                (a)   3,000,000  C.V....................    UBL      1,440,454    0.14
                                                                  ------------  ------
                                                                   114,423,820   11.47
---------------------------------------------------------------------------------------
                                TOTAL COMMON STOCK
                                 (Identified Cost --
                                  $558,289,488).........           954,842,140   95.69
---------------------------------------------------------------------------------------
                                                                                PERCENT
                       FACE              SHORT-                      VALUE      OF NET
 SECURITIES            VALUE     TERM SECURITIES (4.40%)            (NOTE 1)    ASSETS
---------------------------------------------------------------------------------------
                    $43,873,448 Bancomer, S.A., 18.50%,
                                 dated 04/30/97, due
                                 05/02/97, repurchase
                                 price $ 44,101,951,
 REPURCHASE                      collateralized by
 AGREEMENTS                      Cetes..................          $ 43,873,448    4.40%
---------------------------------------------------------------------------------------
                                TOTAL SHORT-TERM
                                 SECURITIES (Identified
                                 Cost -- $43,873,448)...            43,873,448    4.40
---------------------------------------------------------------------------------------
                                TOTAL INVESTMENTS
                                 (Identified Cost --
                                  $602,162,936).........           998,715,588  100.09
                                LIABILITIES IN EXCESS OF
                                 OTHER ASSETS...........              (888,012)  (0.09)
                                                                  ------------  ------
                                NET ASSETS (Equivalent
                                 to $20.07 Per Share on
                                 49,715,907 Shares of
                                 Capital Stock
                                 Outstanding)...........          $997,827,576  100.00%
                                                                  ------------  ------

(a) Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.
(b) See Note 8 to Financial Statements.

See Notes to Financial Statements.

-------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 1997 (UNAUDITED)
-------------------------------------------------------------------------------

ASSETS:
Investments:
 Mexican securities, at value (Note 1):
 Common stock (identified cost -- $558,289,488)......  $954,842,140
 Short-term securities (identified cost --
   $43,873,448)......................................    43,873,448
                                                       ------------
  Total investments (identified cost --
    $602,162,936)....................................               $998,715,588
Dividends receivable.................................                    381,008
Interest receivable..................................                     22,546
                                                                    ------------
  Total assets.......................................                999,119,142
                                                                    ------------
LIABILITIES:
Payables:
 Investment adviser (Note 2).........................       669,922
 Trustee (Note 4)....................................        10,551
                                                       ------------
  Total payables.....................................                    680,473
Accrued expenses and other liabilities...............                    611,093
                                                                    ------------
  Total liabilities..................................                  1,291,566
                                                                    ------------
NET ASSETS -- Equivalent to $20.07 Per Share on
 49,715,907 shares of capital stock outstanding (Note
 6)..................................................               $997,827,576
                                                                    ============

See Notes to Financial Statements.

-------------------------------------------------------------------------------

                                            FOR THE SIX
                                            MONTHS ENDED         FOR THE
THE MEXICO FUND, INC.                      APRIL 30, 1997       YEAR ENDED
STATEMENT OF CHANGES IN NET ASSETS          (UNAUDITED)      OCTOBER 31, 1996
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS
Net investment income....................   $  7,426,425       $ 24,968,180
Net realized gain (loss) on investments
 and foreign currency transactions.......     10,734,372           (722,805)
Net unrealized gain (loss) on investments
 and translation of assets and
 liabilities in foreign currency.........    119,905,763        172,950,648
                                            ------------       ------------
Net increase in net assets resulting from
 operations..............................    138,066,560        197,196,023
Dividends to shareholders from net
 investment income.......................     (1,988,636)       (21,342,679)
                                            ------------       ------------
 Total increase in net assets............    136,077,924        175,853,344
NET ASSETS:
Beginning of period......................    861,749,652        685,896,308
                                            ------------       ------------
End of period............................   $997,827,576 (A)   $861,749,652 (A)
                                            ============       ============

See Notes to Financial Statements.
(A) Including undistributed net investment income and net realized gain on investments of $6,017,802 and $0 (B), respectively, as of April 30, 1997 and accumulated net investment loss and net realized gain on investments of $(150,359) and $0 (B), respectively, as of October 31, 1996.
(B) Including $4,143,234 of capital gains, net of income taxes paid in 1991, which will not be distributed.

--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)      FOR THE SIX MONTHS ENDED APRIL 30, 1997
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income (Note 1):
 Dividends..........................................  $  6,928,648
 Interest and discount earned.......................     5,061,458
                                                      ------------
 Total income.......................................                $ 11,990,106
Expenses:
 Investment advisory fee (Note 2)...................     3,229,730
 Administrative services (Note 3)...................       175,000
 Trustee fee (Note 4)...............................        52,957
 Value-added taxes (Note 1).........................       526,611
 Printing, distribution and mailing of shareholder
  reports...........................................       183,686
 Legal fees.........................................       103,667
 Directors' fees....................................        69,464
 Directors' expenses................................        12,027
 Accounting and audit fees..........................        48,962
 Custodian fees.....................................        19,590
 Transfer agent and dividend disbursing fees........        10,501
 Shareholders' information..........................        23,322
 Stock exchange fees................................        16,454
 Miscellaneous......................................        91,710
                                                      ------------
 Operating expenses.................................                   4,563,681
                                                                    ------------
 Net investment income (Note 1).....................                   7,426,425
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign
 currency transactions (Notes 1 and 5):
 Proceeds from sales................................    17,777,538
 Cost of securities sold............................     7,773,538
                                                      ------------
 Net realized gain (loss) on investments............    10,004,000
 Net realized gain (loss) from foreign currency
  transactions......................................       730,372
                                                      ------------
 Net realized gain (loss) on investments and foreign
  currency transactions.............................                  10,734,372
Unrealized gain (loss) on investments and
 translation of assets and liabilities in foreign
 currency:
 End of period (Note 5).............................   396,552,652
 Beginning of period................................   276,165,119
                                                      ------------
 Net increase (decrease) in unrealized gain on
  investments.......................................   120,387,533
Net unrealized gain (loss) on translation of assets
 and liabilities in foreign currency................      (481,770)
                                                      ------------
 Net unrealized gain (loss) on investments and
  translation of assets and liabilities in foreign
  currency..........................................                 119,905,763
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.........................................                $138,066,560
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

                           FOR THE
                         SIX MONTHS
                            ENDED
                          APRIL 30,                  FOR THE YEAR ENDED OCTOBER 31,
THE MEXICO FUND, INC.       1997      --------------------------------------------------------
FINANCIAL HIGHLIGHTS     (UNAUDITED)    1996      1995         1994         1993        1992
----------------------------------------------------------------------------------------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period....  $  17.33    $  13.80  $  33.48**  $    28.88** $    24.91** $  25.60**
                          --------    --------  --------    ----------   ----------   --------
 Net investment income
  (loss)(Note 1)........      0.15        0.50      0.59**        0.21**       0.58**     0.50**
 Net gain (loss) on
  investments and
  translation of foreign
  currency (Note 1).....      2.63        3.46    (19.21)**       4.89**       8.77**     3.85**
                          --------    --------  --------    ----------   ----------   --------
Total from investments
 operations.............      2.78        3.96    (18.62)**       5.10**       9.35**     4.35**
                          --------    --------  --------    ----------   ----------   --------
Less dividends and
 distributions:
 Dividends to common
  shareholders from net
  investment income.....     (0.04)      (0.43)      --          (0.27)       (0.49)     (0.48)
 Distributions to common
  shareholders from net
  capital gains.........       --          --      (0.01)        (0.23)       (2.48)     (1.03)
                          --------    --------  --------    ----------   ----------   --------
Total dividends and
 distributions..........     (0.04)      (0.43)    (0.01)        (0.50)       (2.97)     (1.51)
                          --------    --------  --------    ----------   ----------   --------
 Tax return of capital..       --          --      (0.05)          --           --         --
                          --------    --------  --------    ----------   ----------   --------
 Capital charge
  resulting from
  issuance of fund
  shares................       --          --      (1.00)          --         (2.41)     (3.53)
                          --------    --------  --------    ----------   ----------   --------
 Net asset value, end of
  period                  $  20.07    $  17.33  $  13.80    $    33.48   $    28.88   $  24.91
                          ========    ========  ========    ==========   ==========   ========
 Market value per share,
  end of period.........  $  15.88    $  14.13  $  12.25    $    31.38   $    27.00   $  23.25
                          ========    ========  ========    ==========   ==========   ========
TOTAL INVESTMENT RETURN
 BASED ON MARKET VALUE
 PER SHARE..............     12.67%      18.77%   (60.79)%       15.39%       27.41%      8.12%
RATIOS TO AVERAGE NET
 ASSETS:
 Expenses...............      0.95%*      1.00%     1.14%         0.92%        1.08%      1.08%
 Net investment income
  (loss)................      1.54%*      2.93%     3.24%         0.63%        2.27%      1.89%
SUPPLEMENTAL DATA:
 Net assets at end of
  period (in 000's).....  $997,828    $861,750  $685,896    $1,248,094   $1,075,948   $654,917
 Portfolio turnover
  rate..................      1.83%       9.57%    10.61%         3.89%        5.14%     15.59%
 Average Commission Rate
  Paid..................  $ 0.0040    $ 0.0026

--------
 * Annualized
** Amounts were computed based on average shares outstanding during the period.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

                          (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                          -----------------------------------------------------------
                          QUARTER ENDED 04/30/1997      QUARTER ENDED 01/31/1997
                          ----------------------------- -----------------------------
                             TOTAL        PER SHARE        TOTAL        PER SHARE
                          -------------  -------------- -------------  --------------
Investment Income.......  $       8,205   $      0.16   $       3,785   $      0.08
Net Investment Income...  $       5,913   $      0.12   $       1,513   $      0.03
Net realized gain (loss)
 on investments.........  $       2,127   $      0.04   $       7,877   $      0.16
Net realized gain (loss)
 from foreign currency
 transactions...........  $        (276)  $     (0.01)  $       1,006   $      0.02
Net increase (decrease)
 in unrealized gain on
 investments............  $       9,760   $      0.20   $     110,628   $      2.23
Net unrealized gain
 (loss) on translation
 of assets and
 liabilities in foreign
 currency...............  $        (403)  $     (0.01)  $         (79)  $     (0.00)
Net asset value.........  $     997,828   $     20.07   $     980,706   $     19.73

--------
See Notes to Financial Statements.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THE MEXICO FUND, INC.
NOTES TO FINANCIAL STATEMENTS --
APRIL 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

1. OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:

The Fund is registered under the Investment Company Act of 1940 as a diversi-fied, closed-end management investment company. The investment objective of the Fund is to seek long term capital appreciation through investment in securi-ties, primarily equity but also fixed income securities, listed on the Mexican Stock Exchange. On July 17, 1991, the Board of Directors voted to change the year-end of the Fund from May 31 to October 31.

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

 Valuation of investments -- Investments traded on the Mexican Stock Exchange are valued at the last sale price. Short-term securities are carried at cost, plus accrued interest, which approximates market value.

 Foreign Currency -- The Fund has adopted the provisions of Statement of Posi-tion 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP") effective for the period ended October 31, 1995. The Fund has elected not to restate prior periods. The adoption of this SOP re-sults in the reclassification of net realized gain (loss) from foreign currency transactions, previously included as a component of

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
net investment income, to net realized gain (loss) on investments and foreign currency transactions, and the inclusion of unrealized gain (loss) on transla-tion of currency into unrealized appreciation (depreciation) of investments and translation of assets and liabilities in foreign currencies.

 The market value of Mexican securities, currency holdings and other assets and liabilities denominated in "Peso (P)" were recorded in the financial statements after translation into U.S. dollars based on the open market ex-change rate prevailing in Mexico City at the end of the period. The open mar-ket exchange rate at April 30, 1997, was P 7.935 to $1.00.

 The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approx-imate rates prevailing when earned or incurred.

 Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference be-tween the amounts of dividends, interest, and foreign withholding taxes re-corded on the Fund's books, and the U.S. dollar equivalent of the amount actu-ally received or paid.

 Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

 Since the net assets of the Fund are determined based on the currency ex-change rate and market values at the close of each business day, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompa-nying financial statements include the effects of both such changes.

 Security transactions and investment income --Security transactions are re-corded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is re-corded as it is earned.

 Repurchase Agreements -- The repurchase agreements are traded with approved institutions, and are collateralized by Mexican Government securities. The Fund takes possession of the collateral and monitors the credit standing of counterparties with whom it enters repurchase agreements.

 Realized gains and losses on investments -- Realized gains and losses on in-vestments are determined on the identified cost basis.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Taxes -- No provision has been made for U.S. income taxes for the six months ended April 30, 1997, on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the "Code"), since the Fund intends to comply with the requirements of the Code applicable to regu-lated investment companies and to distribute substantially all of such income to its shareholders.

 The Fund is not subject to Mexican income taxes. The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexi-can corporations to the Fund.

 Dividends to shareholders -- Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to shareholders are subject to Mexican with-holding taxes if applicable.

2. INVESTMENT ADVISORY AGREEMENT:

The Fund has a management contract with Impulsora del Fondo Mexico, S.A. de C.V. (the "Adviser"), a Mexican corporation registered under the U.S. Invest-ment Advisers Act of 1940. The Adviser furnishes investment research and port-folio management services consistent with the Fund's stated investment poli-cies. The Fund pays to the Adviser a monthly fee at the annual rate of 0.85% on the first $200 million of average daily net assets, 0.70% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3. ADMINISTRATIVE SERVICES AGREEMENT:

Effective April 1, 1994, the Fund entered into an Administrative Services Agreement with the Adviser, which provides for certain administrative services to be performed by the Adviser, including the determination and publication of the net asset value of the Fund, the maintenance of the Fund's books and rec-ords in accordance with applicable U.S. and Mexican Laws and the provision of assistance to the Fund's auditors in the preparation and filing of annual re-ports and tax returns. The term of this agreement was renewed until August 31, 1997. The annual fee payable to the Adviser under this agreement is $350,000.

4. TRUST AGREEMENT AND TRUSTEE:

At its June 7, 1995 meeting, the Board of Directors approved the appointment of Bancomer, S.A. ("Bancomer") as the trustee for the Mexican Trust through which the Fund invests. The Fund also obtained the approval of the Comision Nacional Bancaria y de Valores and the Mexican Foreign Investment Commission to permit Bancomer to become the trustee. Under this new arrangement, effective October 5, 1995, Bancomer receives an amount denominated in Mexican pesos per month for three years, subject to a monthly increase linked to the Mexican Consumer Price Index, monthly cumulative basis,

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
which for the six months ended April 30, 1997, amounted to $52,957.

5. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 1997, were as follows:

Purchases
-------------------------------------------------------------------------------
Common Stock....................................................... $16,773,525
Fixed Income Securities............................................         --
                                                                    -----------
  Total Purchases.................................................. $16,773,525
                                                                    ===========
Proceeds from Investments Sold
-------------------------------------------------------------------------------
Common Stock....................................................... $17,777,538
Fixed Income Securities............................................         --
                                                                    -----------
  Total Sales...................................................... $17,777,538
                                                                    ===========

 As of April 30, 1997, net unrealized gain on investments for Federal income tax purposes aggregated to approximately $397 million, of which approximately $471 million related to appreciated securities and approximately $74 million related to depreciated securities. The aggregate cost of investments at April 30, 1997, for Federal income tax purposes was approximately $602 million.

6. CAPITAL STOCK:

At April 30, 1997, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 49,967,732 shares were issued, 49,715,907 shares were outstanding and 251,825 shares were held in treasury.

 Starting with the distribution made to shareholders on July 30, 1993, the Fund offered a Dividend Reinvestment Plan ("Plan"). Under this Plan, the Com-pany sold, in fiscal year 1995, 4,571 shares of common stock held in treasury which amounted to $89,706.

 The Plan was amended by the Board of Directors at the December 7, 1994, Board Meeting. The new Plan became effective April 1, 1995. Under the terms of the amended Plan, Fund shareholders automatically will be enrolled as participants in the Plan unless they notify the Fund otherwise.

 As of April 30, 1997, net assets were comprised of the following:

Common Stock..................................................... $ 49,715,907
Additional paid-in capital.......................................  562,178,531
Undistributed net investment income..............................    6,017,802
Accumulated net realized loss on investments.....................   (6,803,032)
Unrealized appreciation of investments and depreciation on
 translation of assets and liabilities in foreign currency.......  386,718,368
                                                                  ------------
                                                                  $997,827,576
                                                                  ============

 Accumulated net realized gains (losses) from foreign currency transactions have been netted against undistributed net investment income to be consistent with the tax treatment for distributions from net investment income per the Code.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

7. CAPITAL GAINS:

Net realized gains from security transactions, if any, are distributed annually to shareholders. Capital loss carryforwards will be used to offset future capi-tal gains available for distribution. The Fund had net capital loss carryforwards at April 30, 1997, of approximately $10,946,000 expiring in 2003.

8. INVESTMENTS:

As a result of significant losses incurred by Grupo Financiero Inverlat, S.A. de C.V. ("Inverlat"), certain significant shareholders, together with the fi-nancial authorities, developed a recapitalization program. On July 23, 1996, after the absorption of accumulated losses through the total reduction of capital stock, the shareholders of Inverlat approved a cash contribution by FOBAPROA (Banking Fund for Savings Protection) to cover such losses. As a consequence, all shares outstanding prior to July 23, 1996, were cancelled. The Fund has received an interest in a Recovery Trust set up to manage the recovery assets of Inverlat. Through the trust agreement the Fund may receive shares equal to 9% and up to 36% of their ownership interest. Management has assigned the market value of the Fund's holdings in the Recovery Trust at $0 as of April 30, 1997, due to the uncer-tainty regarding its ultimate realization.